SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2003

EXCHANGE BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	033-54566	34-1721453
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

237 Main Street, Luckey, Ohio	43443
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (419) 833-3401

N/A

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

(a)

The Audit Committee of the Board of Directors of the Company determined to replace the Company’s certifying accountant, Dixon, Francis, Davis & Company (“Dixon, Francis”).  The engagement of Dixon, Francis as the Company's certifying accountant terminated on June 9, 2003.

The reports on the Company’s financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years (ended December 31, 2001 and 2002) and from December 31, 2002 to the date of this Form 8-K, there were no disagreements with Dixon, Francis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7.  Financial Statements and Exhibits

(c)

Exhibits.  The following exhibits are filed with this report:

16.1

Letter from Dixon, Francis to the SEC regarding the change in the Company’s certifying accountant, dated June 18, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                               EXCHANGE BANCSHARES, INC.

Date:  June 26, 2003

By:	/s/ THOMAS E. FUNK
Thomas E. Funk Vice President and CFO

Exhibit 16.1

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC  20549

Ladies and Gentlemen:

We were previously independent certified public accountants for Exchange Bancshares, Inc. ("Exchange") and last issued a report on Exchange's financial statements on January 23, 2003.  On June 9, 2003, we were notified of our dismissal as the independent certified public accountants for Exchange.

We have read Exchange's statement included under Item 4(a) of its Form 8-K dated June 9, 2003, and we agree with such statements.

Dixon, Francis, Davis & Company

Granville, Ohio

June 18, 2003